合作协议

Agreement

东雅电子股份有限公司

Eastech Electronic Co., Ltd

与

And

星世纪潘大吼股份有限公司

Star Century Pandaho Corporation

中国。二〇一五年八月二十一日

China, 21 August, 2015

合作协议

Agreement

甲方：东雅电子股份有限公司

Party A：Eastech Electronic Co., Ltd

地址：深圳市罗湖区深南东路 5016 号京基 100 大厦 B 栋 18 楼

Address: East Shennan Road Jinji 100 Tower Block B 18th Floor, Luohu District, Shenzhen, China.

乙方：星世纪潘大吼股份有限公司

Party B: Star Century Pandaho Corporation

地址：美国内华达州拉斯维加斯

Address: Las Vegas, Nevada, USA

东雅电子股份有限公司(东亚科技子公司.股票代号:5225)为一专注于设计及制造之影音电子产品公司，主要产品为家庭娱乐电子产品及工业用影音电子产品。凭借着一系列超现代化设备，东雅电子得以提供世界级的技术、制造和测试质量，并透过强大的研发实力，向大型品牌的客户提供全方位的解决方案。东雅电子的客户皆为消费性电子产业中知名品牌，并和东雅电子维持长远且深厚的合作关系。

Eastech Electronic Co., Ltd. belongs to Eastech Electronic (Taiwan) Inc. a Taiwan public listed company (Stock Code: 5225) specialized in design and manufacturing of audio/video electronics products. The company main products are home entertainment electronics and industrial audio/video electronics. Eastech's customers are top-tier brand names in the Consumer Electronics Industry which have maintained long term relationships.

星世纪潘大吼股份有限公司（Star Century Pandaho Corporation)是一家在美国内华达州拉斯维加斯登记注册并在美国 OTCQB 上市的企业

(股票代码：SCPD)。公司以熊猫潘大吼为主题文化为基础，进行潘大吼熊猫文化传播、品牌展示、衍生系列产品生产销售和运营熊猫潘大吼粉丝俱乐部等围绕中国国宝熊猫的网络第一形象开展商业、公益、文化业务，并以崭新的潘大吼粉丝经济为公司及粉丝创收的创新型企业。

Star Century Pandaho Corporation is incorporated at Las Vegas, Nevada and listed on OTC market.（OTC STOCK SYMBOL：SCPD） The company's theme culture is base on Pandaho, the Panda and is spreading the culture, brand name exposition, series products production and sales of Pandaho, the Panda. It also operates the fans club of Pandaho, the Panda which is surrounding the net work of the image of the national treasures of China, the Panda and to develop and launch the commercial, philanthropy and cultural activities. It is an innovative enterprise that presented the innovative Pandaho Fans Economics to create incomes and benefits for both the fans and the company.

甲、乙双方经过多次友好协商及探讨后，坚信双方的合作会为合作双方带来共赢及为所有参与者获得皆赢的可能性，双方于二〇一五年八月二十一日在深圳达成并签署以下协议：

Both Party A and Party B had gone through numerous negotiations and explorations, and the both Parties are having strong believes that the cooperation between the both Parties will bring a win win situation for the both parties and all win situations for all those participated. Thus the both parties agreed to enter into a strategic partnership. The Both Parties have on the 13th Day of August, 2015 signed an agreement in Shenzhen on the following terms and conditions;

甲乙双方同意

Party A and Party B have agreed as follows:

1) 成为战略伙伴并共同研究、开发及生产附带 WIFI 功能的 LED 智能台灯；

1) Both parties agree to become strategic partner and to R&D and produce Smart LED Lamp with WiFi function;

2) 采用潘大吼外形设计；

2) to use Pandaho's Outlook Designs;

3) 初步型号定为 PD-502；

3) the initial model is set as PD-502

4) 同意将改产品卖给别的品牌；

4) agree to sell the products to other Brand Names;

5) 该型号产品由甲方负责生产；

5) the production for the above mentioned model shall be responsible by Party A;

6) 该型号产品由双方共同负责销售；

6) the sales of the above mentioned model shall be responsible by both Parties.

7) 产品发生产成本控制在人民币 245 元左右 （约 40 美元）；

7) the production cost the product shall be control at around RMB245.00 per set (Approx. USD40.00)

8) 产品建议零售价为人民币 399。（约 65 美元）；

8) the retailing price of the product is suggested to be RMB399.00 (Approx. USD65.00) per set.

9) 同意该产品要不低于 (BOM) + 25% 出售；

9) agree that the sales of the products shall not be lower than BOM+ 25%.

10) 预计初步年销售量为 10 万台。

10) the estimated sales volume is 100,000 sets.

甲方同意：

Party A agrees:

1) 提供与负责该产品的技术研发；

1) To provided and responsible for the technology development of the LED Lamps.

2) 提供市场销售渠道与资源支持；

2）to provide marketing sales channel and resources supports;

3) 提供与负责产品售后技术支持；

3) to provide after sales technical supports of the products;

4) 提供与负责生产支持；包括产品生产成本管控、质量管控。

4) to provide and responsible for production supports; including productions cost and quality control of the products;

5) 向 OSRAM 等世界知名品牌推销 PD-502

5) to promote sales of PD-502 to the world's well known brands including OSRAM.

乙方同意：

Party B agrees:

1) 负责 PD502 型号产品市场推广、宣传、广告；

1) responsible for the market promotion, publicity and advertisement of the product of PD-501 model

2) 为该产品提供产品售前与售后客服；

2) provide before sales and after sales customer services of the products;

3) 提供销售渠道资源共享。

3) provide sales channel and resources sharing.

4) 对外宣传甲方品牌与产品。

4) to promote the Brand name and products of Party A;

双方同意对外公开承认双方的合作方身份及披露相关信息。

The both parties agree to announce openly pertaining to their cooperation status and related information.

如有修改或增删合作内容，再经双方协商后另行签订补充协议。

In case of any alteration, addition or cancellation of part of the contents of this agreement, the both parties shall go through friendly negotiation and an addendum to this agreement shall be signed.

本合作协议期限为 2 年。

This agreement is valid for two (2) years.

若发生任何纠纷或意见不符的情况时，双方将以友好的方式协商解决，或由在中国香港的仲裁委员会进行仲裁解决。

Any dispute or differences of opinion, the both parties agree to solve the matter through friendly negotiation, or otherwise shall be submitted to the Board of Arbitration in Hong Kong for arbitration.

此协议共两份，甲、乙双方各执一份，并在签字日起生效。

This agreement consists of Two (2) sets of original, Party A and Party B shall hold One (1) original each. This agreement is effective upon date of signing of this agreement.

甲方： 东雅电子股份有限公司

Party A: Eastech Electronic Co., Ltd.

代表签字 Steve. L

Signed By Authorized Representative

日期：二〇一五年八月二十四日

Dated: 24. 8 , 2015

乙方： 星世纪潘大吼股份有限公司

Party B: Star Century Pandaho Corporation

STAR CENTURY PANDAHO CORPORATION CORPORATE SEAL 2015 NEVADA

代表签字

Signed By Authorized Representative

日期：二〇一五年八月二十一日

Dated: August 21, 2015